Exhibit 10(e)


                                 AMENDMENT NO. 1
                     TO GENERATION INTERCONNECTION AGREEMENT


         This Amendment No. 1 ("Amendment") to the Generation Interconnection Agreement dated as of December 14, 2001 ("Agreement") by and between Oncor Electric Delivery Company, a Texas corporation, formerly known as TXU Electric Delivery Company, ("Transmission Service Provider") and TXU Generation Company LP, a Texas limited partnership, for itself and as agent for TXU Big Brown Company LP, TXU Mountain Creek Company LP, TXU Handley Company LP, TXU Tradinghouse Company LP, and TXU DeCordova Company LP, each a Texas limited partnership (collectively the "Generator") (both parties hereinafter collectively referred to as "Parties") is made and entered into this 31st day of May, 2002 and is effective as of the same date except as otherwise expressly provided for herein.

         In consideration of the mutual covenants and agreements herein contained, the Parties hereto agree as follows:

          1. The Handley and Mountain Creek Points of Interconnection are terminated and Facility Schedule No. 20 - Handley to the Agreement and Facility Schedule No. 21 - Mountain Creek to the Agreement are deleted, effective as of April 25, 2002.

          2. The Sweetwater Generating Plant Point of Interconnection and the corresponding Facility Schedule No. 22 - Sweetwater Generating Plant attached hereto, are hereby added to the Agreement effective upon execution of this Amendment by the Parties.

          3. The TABLE OF CONTENTS to the Agreement is hereby deleted in its entirety and replaced with the revised TABLE OF CONTENTS, which is attached hereto, in order to delete the Handley and Mountain Creek Facility Schedules and to add the Sweetwater Generating Plant Facility Schedule.

          4. Facility Schedule No. 4 - Eagle Mountain is deleted in its entirety and replaced with the revised Facility Schedule No. 4 - Eagle Mountain attached hereto, in order to correctly designate ownership of the RTU described in Facility Schedule. No. 4,
               Section 7 and Section 8, effective as of January 1, 2002.

          5. Facility Schedule No. 17 - Tradinghouse is deleted in its entirety and replaced with the revised Facility Schedule No. 17 - Tradinghouse attached hereto, in order to correctly designate


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               ownership of the RTU described in Facility Schedule No. 17,
               Section 7, effective as of January 1, 2002.

         Except as otherwise expressly provided for herein, the Agreement will remain in effect in accordance with its terms.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized representatives in two counterparts, each of which shall be deemed an original but all shall constitute one and the same document.

ONCOR ELECTRIC DELIVERY COMPANY



BY: /s/Jeffery B. Herring
    ----------------------------------
       Jeffery B. Herring
       Transmission Services Manager




TXU GENERATION COMPANY LP
FOR ITSELF AND AS AGENT FOR
TXU BIG BROWN COMPANY LP,
TXU MOUNTAIN CREEK COMPANY LP,
TXU HANDLEY COMPANY LP,
TXU TRADINGHOUSE COMPANY LP, AND
TXU DECORDOVA COMPANY LP

BY:   TXU GENERATION MANAGEMENT COMPANY LLC
      ITS GENERAL PARTNER


BY: /s/Steve Kopenitz
    ----------------------------------
       Steve Kopenitz
       Director - Gas Plant Operations





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